Exhibit 99.1

IBM to Acquire HashiCorp, Inc. Creating a Comprehensive End-to-End Hybrid Cloud Platform

$6.4 billion acquisition adds suite of leading hybrid and multi-cloud lifecycle management products to help clients grappling with today’s AI-driven application growth and complexity

HashiCorp’s capabilities to drive significant synergies across multiple strategic growth areas for IBM, including Red Hat, watsonx, data security, IT automation and Consulting

As a part of IBM, HashiCorp is expected to accelerate innovation and enhance its go-to-market, growth and monetization initiatives

Transaction expected to be accretive to Adjusted EBITDA within the first full year, post close, and free cash flow in year two

ARMONK, N.Y. and SAN FRANCISCO, April 24, 2024 /PRNewswire/ — IBM (NYSE: IBM) and HashiCorp Inc. (NASDAQ: HCP), a leading multi-cloud infrastructure automation company, today announced they have entered into a definitive agreement under which IBM will acquire HashiCorp for $35 per share in cash, representing an enterprise value of $6.4 billion. HashiCorp’s suite of products provides enterprises with extensive Infrastructure Lifecycle Management and Security Lifecycle Management capabilities to enable organizations to automate their hybrid and multi-cloud environments. Today’s announcement is a continuation of IBM’s deep focus and investment in hybrid cloud and AI, the two most transformational technologies for clients today.

“Enterprise clients are wrestling with an unprecedented expansion in infrastructure and applications across public and private clouds, as well as on-prem environments. The global excitement surrounding generative AI has exacerbated these challenges and CIOs and developers are up against dramatic complexity in their tech strategies,” said Arvind Krishna, IBM chairman and chief executive officer. “HashiCorp has a proven track record of enabling clients to manage the complexity of today’s infrastructure and application sprawl. Combining IBM’s portfolio and expertise with HashiCorp’s capabilities and talent will create a comprehensive hybrid cloud platform designed for the AI era.”

The rise of cloud-native workloads and associated applications is driving a radical expansion in the number of cloud workloads enterprises are managing. In addition, generative AI deployment continues to grow alongside traditional workloads. As a result, developers are working with increasingly heterogeneous, dynamic, and complex infrastructure strategies. This represents a massive challenge for technology professionals.

HashiCorp’s capabilities enable enterprises to use automation to deliver lifecycle management for infrastructure and security, providing a system of record for the critical workflows needed for hybrid and multi-cloud environments. HashiCorp’s Terraform is the industry standard for infrastructure provisioning in these environments. HashiCorp’s offerings help clients take a cloud-agnostic, and highly interoperable approach to multi-cloud management, and complement IBM’s commitment to industry collaboration (including deep and expanding partnerships with hyperscale cloud service providers), developer communities, and open-source hybrid cloud and AI innovation.

“Our strategy at its core is about enabling companies to innovate in the cloud, while providing a consistent approach to managing cloud at scale. The need for effective management and automation is critical with the rise of multi-cloud and hybrid cloud, which is being accelerated by today’s AI revolution,” said Armon Dadgar, HashiCorp co-founder and chief technology officer. “I’m incredibly excited by today’s news and to be joining IBM to accelerate HashiCorp’s mission and expand access to our products to an even broader set of developers and enterprises.”

“Today is an exciting day for our dedicated teams across the world as well as the developer communities we serve,” said Dave McJannet, HashiCorp chief executive officer. “IBM’s leadership in hybrid cloud along with its rich history of innovation, make it the ideal home for HashiCorp as we enter the next phase of our growth journey. I’m proud of the work we’ve done as a standalone company, I am excited to be able to help our customers further, and I look forward to the future of HashiCorp as part of IBM.”

Transaction Rationale

•

Strong Strategic Fit – The acquisition of HashiCorp by IBM creates a comprehensive end-to-end hybrid cloud platform built for AI-driven complexity. The combination of each company’s portfolio and talent will deliver clients extensive application, infrastructure and security lifecycle management capabilities

•

Accelerates growth in key focus areas – Upon close, HashiCorp is expected to drive significant synergies for IBM, including across multiple strategic growth areas like Red Hat, watsonx, data security, IT automation and Consulting. For example, the powerful combination of Red Hat’s Ansible Automation Platform’s configuration management and Terraform’s automation will simplify provisioning and configuration of applications across hybrid cloud environments. The two companies also anticipate an acceleration of HashiCorp’s growth initiatives by leveraging IBM’s world-class go-to-market strategy, scale, and reach, operating in more than 175 countries across the globe

•

Expands Total Addressable Market (TAM) – The acquisition will create the opportunity to deliver more comprehensive hybrid and multi-cloud offerings to enterprise clients. HashiCorp’s offerings, combined with IBM and Red Hat, will give clients a platform to automate the deployment and orchestration of workloads across evolving infrastructure including hyperscale cloud service providers, private clouds and on-prem environments. This will enhance IBM’s ability to address the total cloud opportunity, which according to IDC had a TAM of $1.1 trillion in 2023, with a compound annual growth rate in the high teens through 2027.[1]

•

Attractive Financial Opportunity – The transaction will accelerate IBM’s growth profile over time driven by go-to-market and product synergies. This growth combined with operating efficiencies, is expected to achieve substantial near-term margin expansion for the acquired business. It is anticipated that the transaction will be accretive to Adjusted EBITDA within the first full year, post close, and free cash flow in year two.

HashiCorp boasts a roster of more than 4,400 clients, including Bloomberg, Comcast, Deutsche Bank, GitHub, J.P Morgan Chase, Starbucks and Vodafone. HashiCorp’s offerings have widescale adoption in the developer community and are used by 85% of the Fortune 500. Their community products across infrastructure and security were downloaded more than 500 million times in HashiCorp’s FY2024 and include:

•	Terraform – provides organizations with a single workflow to provision their cloud, private datacenter, and SaaS infrastructure and continuously manage infrastructure throughout its lifecycle

•	Vault – provides organizations with identity-based security to automatically authenticate and authorize access to secrets and other sensitive data

[1]

The total cloud opportunity is the sum of the cloud-directed spends across Hardware, IT services and SW for Private and Public cloud implementation, sourced from IDC’s Worldwide Black Book Live Edition, March 2024 (V1 2024)

•

Additional products – Boundary for secure remote access; Consul for service-based networking; Nomad for workload orchestration; Packer for building and managing images as code; and Waypoint internal developer platform

Transaction Details

Under the terms of the agreement, IBM will acquire HashiCorp for $35 per share in cash, or $6.4 billion enterprise value, net of cash. HashiCorp will be acquired with available cash on hand.

The boards of directors of IBM and HashiCorp have both approved the transaction. The acquisition is subject to approval by HashiCorp shareholders, regulatory approvals and other customary closing conditions.

The Company’s largest shareholders and investors, who collectively hold approximately 43% of the voting power of HashiCorp’s outstanding common stock, entered into a voting agreement with IBM pursuant to which each has agreed to vote all of their common shares in favor of the transaction and against any alternative transactions.

The transaction is expected to close by the end of 2024.

Conference Call Details

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. ET, today. The Webcast may be accessed here. Presentation charts will be available shortly before the Webcast.

About IBM

IBM is a leading provider of global hybrid cloud and AI, and consulting expertise. We help clients in more than 175 countries capitalize on insights from their data, streamline business processes, reduce costs and gain the competitive edge in their industries. Thousands of government and corporate entities in critical infrastructure areas such as financial services, telecommunications and healthcare rely on IBM’s hybrid cloud platform and Red Hat OpenShift to affect their digital transformations quickly, efficiently and securely. IBM’s breakthrough innovations in AI, quantum computing, industry-specific cloud solutions and consulting deliver open and flexible options to our clients. All of this is backed by IBM’s legendary commitment to trust, transparency, responsibility, inclusivity and service. Visit www.ibm.com for more information.

About HashiCorp

HashiCorp is The Infrastructure Cloud™ company, helping organizations automate multi-cloud and hybrid environments with Infrastructure Lifecycle Management and Security Lifecycle Management. HashiCorp offers The Infrastructure Cloud on the HashiCorp Cloud Platform (HCP) for managed cloud services, as well as self-hosted enterprise offerings and community source-available products. The company is headquartered in San Francisco, California. For more information, visit HashiCorp.com.

Press Contacts:

IBM:

Tim Davidson, 914-844-7847

tfdavids@us.ibm.com

HashiCorp:

Matthew Sherman / Jed Repko / Haley Salas / Joycelyn Barnett

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Additional Information and Where to Find It

HashiCorp, Inc. (“HashiCorp”), the members of HashiCorp’s board of directors and certain of HashiCorp’s executive officers are participants in the solicitation of proxies from stockholders in connection with the pending acquisition of HashiCorp (the “Transaction”). HashiCorp plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Transaction. David McJannet, Armon Dadgar, Susan St. Ledger, Todd Ford, David Henshall, Glenn Solomon and Sigal Zarmi, all of whom are members of HashiCorp’s board of directors, and Navam Welihinda, HashiCorp’s chief financial officer, are participants in HashiCorp’s solicitation. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. Additional information about such participants is available under the captions “Board of Directors and Corporate Governance,” “Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management” in HashiCorp’s definitive proxy statement in connection with its 2023 Annual Meeting of Stockholders (the “2023 Proxy Statement”), which was filed with the SEC on May 17, 2023 (and is available at
https://www.sec.gov/ix?doc=/Archives/edgar/data/1720671/000114036123025250/ny20008192x1_def14a.htm). To the extent that holdings of HashiCorp’s securities have changed since the amounts printed in the 2023 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC (which are available at
https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001720671&type=&dateb=&owner=only&count=40&search_text=). Information regarding HashiCorp’s transactions with related persons is set forth under the caption “Related Person Transactions” in the 2023 Proxy Statement. Certain illustrative information regarding the payments to that may be owed, and the circumstances in which they may be owed, to HashiCorp’s named executive officers in a change of control of HashiCorp is set forth under the caption “Executive Compensation—Potential Payments upon Termination or Change in Control” in the 2023 Proxy Statement. With respect to Ms. St. Ledger, certain of such illustrative information is contained in the Current Report on Form 8-K filed with the SEC on June 7, 2023 (and is available at
https://www.sec.gov/ix?doc=/Archives/edgar/data/1720671/000162828023021270/hcp-20230607.htm). Promptly after filing the definitive Transaction Proxy Statement with the SEC, HashiCorp will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the special meeting to consider the Transaction. STOCKHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HASHICORP WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by HashiCorp with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of HashiCorp’s definitive

Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by HashiCorp with the SEC in connection with the Transaction will also be available, free of charge, at HashiCorp’s investor relations website (https://ir.hashicorp.com/), or by emailing HashiCorp’s investor relations department (ir@hashicorp.com).

Forward-Looking Statements

Certain statements contained in this communication may be characterized as forward-looking under the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially.

Statements in this communication regarding IBM and HashiCorp that are forward-looking may include statements regarding: (i) the Transaction; (ii) the expected timing of the closing of the Transaction; (iii) considerations taken into account in approving and entering into the Transaction; (iv) the anticipated benefits to, or impact of, the Transaction on IBM’s and HashiCorp’s businesses; and (v) expectations for IBM and HashiCorp following the closing of the Transaction. There can be no assurance that the Transaction will be consummated.

Risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, in addition to those identified above, include: (i) the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals from HashiCorp’s stockholders for the Transaction or required regulatory approvals to consummate the Transaction are not obtained, on a timely basis or at all; (ii) the occurrence of any event, change or other circumstance that could give rise to a right to terminate the Transaction, including in circumstances requiring HashiCorp to pay a termination fee; (iii) possible disruption related to the Transaction to IBM’s and HashiCorp’s current plans, operations and business relationships, including through the loss of customers and employees; (iv) the amount of the costs, fees, expenses and other charges incurred by IBM and HashiCorp related to the Transaction; (v) the risk that IBM’s or HashiCorp’s stock price may fluctuate during the pendency of the Transaction and may decline if the Transaction is not completed; (vi) the diversion of IBM and HashiCorp management’s time and attention from ongoing business operations and opportunities; (vii) the response of competitors and other market participants to the Transaction; (viii) potential litigation relating to the Transaction; (ix) uncertainty as to timing of completion of the Transaction and the ability of each party to consummate the Transaction; and (x) other risks and uncertainties detailed in the periodic reports that IBM and HashiCorp filed with the SEC, including IBM’s and HashiCorp’s respective Annual Reports on Form 10-K. All forward-looking statements in this communication are based on information available to IBM and HashiCorp as of the date of this communication, and, except as required by law, IBM and HashiCorp do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.